UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 10, 2003

                       FIRST NIAGARA FINANCIAL GROUP, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       0-23975                   42-1556195
----------------------------      ---------------------      -------------------
(State or Other Jurisdiction      (Commission File No.)        (I.R.S. Employer
     of Incorporation)                                       Identification No.)

6950 South Transit Road, P.O. Box 514, Lockport, New York            14095-0514
---------------------------------------------------------            ----------
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code: (716) 625-7500

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Items 1, 2, 3, 4, 5, 6, 8 and 10:                       Not Applicable.

Item 7. Financial Statements and Exhibits

(a)   Not Applicable.

(b)   Not Applicable.

(c)   Exhibits.

        Exhibit No.             Description
        -----------             -----------

        99.1                    Press release dated April 10, 2003

Item 9. Regulation FD Disclosure

      On April 10, 2003, First Niagara Financial Group, Inc. (the "Company") issued a press release disclosing first quarter 2003 financial results and providing earnings guidance for the full year. A copy of the press release is filed as exhibit 99.1 to this report.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRST NIAGARA FINANCIAL GROUP, INC.


DATE: April 10, 2003               By: /s/ Paul J. Kolkmeyer
                                       -----------------------------------------
                                       Paul J. Kolkmeyer
                                       Executive Vice President, Chief Operating
                                       Officer and Chief Financial Officer
                                       (Duly authorized representative)